Bridgeway Funds, Inc.

Large-Cap Growth Fund (BRLGX)

Supplement dated February 8, 2016 to the Prospectus

and Statement of Additional Information (“SAI”) dated October 31, 2015

At a special meeting of the shareholders of the Large-Cap Growth Fund (the “Bridgeway Fund”), a series of Bridgeway Funds, Inc. (the “Company”), held on January 15, 2016, the shareholders approved an Agreement and Plan of Reorganization and Termination (the “Plan”) between the Company, on behalf of the Bridgeway Fund, and American Beacon Funds (the “Trust”), on behalf of the American Beacon Bridgeway Large Cap Growth Fund (the “New Fund”), a newly created series of the Trust. The Plan provides for the Bridgeway Fund to transfer all of its assets to the New Fund in exchange for Institutional Class shares of the New Fund, which would be distributed pro rata by the Bridgeway Fund to the holders of its shares in complete liquidation of the Bridgeway Fund, and the assumption by the New Fund of all the liabilities of the Bridgeway Fund (the “Bridgeway Fund Reorganization”). The Bridgeway Fund Reorganization closed on February 5, 2016. Accordingly, all references to the Large-Cap Growth Fund are hereby deleted from the Company’s Prospectus and SAI.

Please retain this supplement for future reference.